Putnam Large Cap Growth Fund
The fund's portfolio
10/31/24 (Unaudited)

COMMON STOCKS (98.4%)(a)
	Shares	Value
Aerospace and defense (1.5%)
General Electric Co.	469,473	$80,646,072
TransDigm Group, Inc.	69,180	90,093,114

		170,739,186
Automobiles (1.8%)
Tesla, Inc.(NON)	824,413	205,979,588

		205,979,588
Biotechnology (0.3%)
Regeneron Pharmaceuticals, Inc.(NON)	35,015	29,349,573

		29,349,573
Broadline retail (8.0%)
Amazon.com, Inc.(NON)	4,805,958	895,830,571

		895,830,571
Building products (1.3%)
Trane Technologies PLC	400,099	148,100,646

		148,100,646
Capital markets (0.7%)
S&P Global, Inc.	169,366	81,356,652

		81,356,652
Chemicals (0.9%)
Sherwin-Williams Co. (The)	290,446	104,203,311

		104,203,311
Commercial services and supplies (1.4%)
Copart, Inc.(NON)	1,422,768	73,229,869
Waste Connections, Inc.	489,250	86,474,938

		159,704,807
Consumer staples distribution and retail (0.4%)
Costco Wholesale Corp.	48,372	42,285,835

		42,285,835
Entertainment (3.8%)
Live Nation Entertainment, Inc.(NON)	633,724	74,234,429
Netflix, Inc.(NON)	340,759	257,624,027
Spotify Technology SA (Sweden)(NON)	245,060	94,372,606

		426,231,062
Financial services (5.1%)
Mastercard, Inc. Class A	691,949	345,690,801
Visa, Inc. Class A	782,029	226,671,106

		572,361,907
Ground transportation (2.2%)
Canadian Pacific Kansas City, Ltd. (Canada)	1,468,825	113,334,537
Uber Technologies, Inc.(NON)	1,830,579	131,893,217

		245,227,754
Health care equipment and supplies (3.2%)
Boston Scientific Corp.(NON)	1,377,107	115,704,530
IDEXX Laboratories, Inc.(NON)	104,292	42,438,501
Intuitive Surgical, Inc.(NON)	404,499	203,802,776

		361,945,807
Hotels, restaurants, and leisure (4.9%)
Booking Holdings, Inc.	31,440	147,021,300
Chipotle Mexican Grill, Inc.(NON)	2,215,561	123,561,837
DoorDash, Inc. Class A(NON)	635,309	99,552,920
DraftKings, Inc. Class A(NON)	2,104,037	74,314,587
Starbucks Corp.	1,118,836	109,310,277

		553,760,921
Interactive media and services (9.6%)
Alphabet, Inc. Class C	3,508,796	605,933,981
Meta Platforms, Inc. Class A	817,011	463,719,103

		1,069,653,084
Life sciences tools and services (1.5%)
Danaher Corp.	345,002	84,753,191
Lonza Group AG (Switzerland)	132,985	81,829,395

		166,582,586
Pharmaceuticals (3.3%)
AstraZeneca PLC (United Kingdom)	593,662	84,474,295
Eli Lilly and Co.	340,669	282,666,696

		367,140,991
Professional services (0.8%)
Equifax, Inc.	320,981	85,066,385

		85,066,385
Real estate management and development (0.4%)
CoStar Group, Inc.(NON)(S)	581,626	42,336,557

		42,336,557
Semiconductors and semiconductor equipment (18.1%)
Advanced Micro Devices, Inc.(NON)	318,387	45,870,015
Analog Devices, Inc.	292,904	65,349,811
Applied Materials, Inc.	467,063	84,809,300
Broadcom, Inc.	2,796,742	474,802,889
NVIDIA Corp.	10,202,299	1,354,457,215

		2,025,289,230
Software (16.0%)
Cadence Design Systems, Inc.(NON)	648,602	179,091,984
Fair Isaac Corp.(NON)	17,212	34,305,409
Microsoft Corp.	2,933,265	1,191,932,233
Oracle Corp.	1,063,484	178,495,155
Salesforce, Inc.	388,153	113,096,140
ServiceNow, Inc.(NON)	99,744	93,060,155

		1,789,981,076
Specialized REITs (1.1%)
American Tower Corp.(R)	558,846	119,335,975

		119,335,975
Specialty retail (0.9%)
O'Reilly Automotive, Inc.(NON)	85,270	98,328,248

		98,328,248
Technology hardware, storage, and peripherals (11.2%)
Apple, Inc.	5,532,528	1,249,853,399

		1,249,853,399

Total common stocks (cost $4,347,268,728)		$11,010,645,151

SHORT-TERM INVESTMENTS (1.8%)(a)
	Shares	Value
Putnam Cash Collateral Pool, LLC 5.03%(AFF)	2,503,330	$2,503,330
Putnam Short Term Investment Fund Class P 4.95%(AFF)	198,651,645	198,651,645

Total short-term investments (cost $201,154,975)		$201,154,975
TOTAL INVESTMENTS

Total investments (cost $4,548,423,703)		$11,211,800,126

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2024 through October 31, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $11,187,183,608.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 10/31/24
	Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$23,087,175	$84,426,300	$105,010,145	$204,267	$2,503,330
	Putnam Short Term Investment Fund Class P‡	225,783,027	309,849,317	336,980,699	2,231,309	198,651,645

	Total Short-term investments	$248,870,202	$394,275,617	$441,990,844	$2,435,576	$201,154,975
	* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
	# At the close of the reporting period, the fund received cash collateral of $2,503,330 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $2,431,186.
	‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Reliable prices are not readily available for equity securities in these circumstances, where the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value. To address this, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This includes using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$1,495,884,146	$—	$—
Consumer discretionary	1,753,899,328	—	—
Consumer staples	42,285,835	—	—
Financials	653,718,559	—	—
Health care	758,715,267	166,303,690	—
Industrials	808,838,778	—	—
Information technology	5,065,123,705	—	—
Materials	104,203,311	—	—
Real estate	161,672,532	—	—

Total common stocks	10,844,341,461	166,303,690	—
Short-term investments	—	201,154,975	—

Totals by level	$10,844,341,461	$367,458,665	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com